Exhibit 99.1

eSpeed and BGC to Combine

Pre-Eminent Provider of Electronic Marketplaces for the World’s

Capital Markets to Join With Leading Global Inter-Dealer Broker

Combination Expected to be Immediately Accretive to eSpeed Stockholders

Combined Company to be Called BGC Partners, Inc.

New York and London—(May 29, 2007)—eSpeed, Inc. (NASDAQ: ESPD), a leader in electronic marketplaces and related trading technology for the global capital markets, and BGC Partners (“BGC”), one of the largest and fastest growing inter-dealer brokers of financial instruments for wholesale market participants worldwide, today announced that eSpeed and BGC will merge, and the combined company will be named “BGC Partners, Inc.”

The combined company will be a world-class provider of voice and electronic brokerage services in the global marketplace, and will be positioned to achieve significant growth and to maximize value for its stockholders. It will benefit from a streamlined product development pipeline, larger capital base, enhanced ability to attract and retain brokers, complementary cultures and values, and a management team of exceptional depth and breadth, all providing a stronger, integrated platform for continued growth. In addition, the combination is expected to deliver tangible structural and operating synergies that will drive expense reductions and revenue enhancements.

After taking into account the effects of the full formation and final separation from Cantor Fitzgerald, L.P. (“Cantor”), BGC’s revenues were approximately $249 million in the first quarter of 2007 and pre-tax income was approximately $24 million. BGC’s projected revenues for the full year of 2007 are expected to be in excess of $900 million with pre-tax income in excess of $93 million, excluding costs associated with the formation, separation and merger transactions. The combined company’s 2007 projected revenues are expected to be approximately $1 billion. For 2008, the combined company’s projected revenues are expected to increase by more than 12% and to exceed $1.1 billion in annual revenues. The combined company expects to generate a pre-tax profit margin of approximately 13% and expects to have an effective tax rate of no higher than 27%, after the effects of the net operating loss carry forwards. The above revenues and expenses for the combined company in 2007 and 2008 reflect reductions of approximately $57 million and $61 million, respectively, because of amounts that have historically been associated with intercompany revenue sharing transactions that will now be eliminated subsequent to the merger.

Howard W. Lutnick, Chairman, Chief Executive Officer and President of eSpeed, commented, “We are extremely proud of each of these two companies and their strong positions in the marketplace. eSpeed is the technology driver of BGC’s voice and electronic broking business, and BGC’s performance drives eSpeed’s growth. The integration of BGC’s superior customer service, execution, and innovation with eSpeed’s powerful technology platform represents an ideal strategic fit. By combining these considerable strengths, we will achieve improved operating efficiencies and strengthen our market position, serving the best long-term interests of eSpeed’s stockholders, both companies’ customers and BGC’s employee-owners.”

Mr. Lutnick added, “Upon closing, we expect this combination will be immediately accretive to eSpeed stockholders, and it represents an important milestone in the building of BGC’s global brand. We fully expect to realize tremendous additional value over the long term by further building upon the combined company’s position as a market innovator and leader.”

“The strategic rationale for combining BGC and eSpeed is compelling,” said Lee M. Amaitis, Chairman and Chief Executive Officer of BGC and Vice Chairman of eSpeed. “BGC and eSpeed share a vision for the future of voice, hybrid and electronic trading. This is the next step in providing exceptional value to our customers through more efficient joint product development, continuing advancements in trading technology and superior execution. We believe that the combined company will generate greater revenue opportunities by applying technology to improve voice broker productivity, while accelerating the pipeline from voice to fully electronic trading. Joining forces with eSpeed enables us to realize new synergies in technology infrastructure, product development and client coverage.”

“Based on the earnings multiples of publicly-traded companies in our peer group, we believe the value of BGC is in excess of $1.4 billion,” Mr. Amaitis said. “Therefore, we believe this transaction represents exceptional value for eSpeed stockholders as well as tremendous upside for stockholders of the combined company.”

Information Regarding the Transaction and the Combined Company

To acquire BGC, eSpeed will issue in the merger an aggregate of 133,860,000 shares of its common stock and rights to acquire shares of its common stock. In the transaction, eSpeed’s shares are being valued at $9.75 per share, a 6.09% premium to the closing price of eSpeed’s Class A common stock on May 29, 2007.

The Board of Directors of eSpeed, upon recommendation of a Special Committee consisting of all four independent Directors, has approved the Merger Agreement and the transactions contemplated by the Merger Agreement; determined that the Merger and the other transactions contemplated by the Merger Agreement are fair to, advisable and in the best interests of eSpeed and its stockholders; and resolved to recommend that the holders of eSpeed common stock adopt the Merger Agreement. The eSpeed Special Committee recommended that the eSpeed Board of Directors approve the Merger Agreement and the Merger, and received an opinion from Sandler O’Neill + Partners, L.P., financial adviser to eSpeed’s Special Committee, that the value received in the Merger by the eSpeed stockholders other than Cantor and its affiliates is fair from a financial point of view.

In combining eSpeed and BGC, Cantor will be consolidating its large inter-dealer broker businesses in one public entity, thereby facilitating future business combinations. The Joint Services Agreement and Administrative Services Agreement between eSpeed and Cantor will be terminated at the closing of the merger, Cantor and eSpeed will no longer provide collaborative marketplaces, and revenue sharing between them will be terminated. This new structure simplifies and positions the combined company to consider future business combinations or opportunities that would maximize shareholder value. For transition purposes and convenience, at closing, the combined company will enter into a new back-office operating and administrative services agreement with Cantor that is designed to create scale efficiencies and reduce overall costs. Services under the new agreement will be charged to both companies at cost. The agreement has an initial three-year term and thereafter may be cancelled by either party on six months’ notice.

As a consequence of entering into the Merger Agreement, BGC will withdraw its proposed initial public offering of its common stock, contemplated by its registration statement on Form S-1 filed with the U.S. Securities and Exchange Commission on February 8, 2007 (Registration No. 333-140531). BGC will continue to use eSpeed’s name as one of its electronic broking brands. Following consummation of the Merger, the combined company’s Class A common stock is expected to trade on the NASDAQ Global Market under the symbol “BGCP”.

Management Team

Howard W. Lutnick, Chairman, Chief Executive Officer and President of eSpeed, will be Chairman and Co-Chief Executive Officer of the combined company; Lee M. Amaitis, Chairman and Chief Executive Officer of BGC and Vice Chairman of eSpeed, will be Co-Chief Executive Officer of the combined company; and Shaun D. Lynn, President of BGC, will be President of the combined company. Other members of senior management will be Stephen M. Merkel, Executive Vice President, General Counsel and Secretary of eSpeed, who will have the same role in the combined company; Robert K. West, Chief Financial Officer of BGC, who will become Chief Financial Officer of the combined company; Yevette Tierney, Chief Information Officer of eSpeed, who will have that role in the combined company; Bernard Weinstein, Executive Managing Director of BGC Market Data; and Paul Saltzman, Chief Operating Officer of eSpeed, who will become Executive Managing Director of electronic trading.

Approvals and Timing

The eSpeed stockholder vote required to approve the proposed Merger is a majority of the outstanding shares of Class A common stock and shares of Class B common stock, voting together as a single class, with each share of Class A common stock entitled to one vote and each share of Class B common stock entitled to 10 votes. Cantor, which holds approximately 87.7% of the total combined voting power of the shares of Class A common stock and shares of Class B common stock as of May 29, 2007, has agreed to vote its shares in favor of the Merger so long as eSpeed’s Special Committee and eSpeed’s Board of Directors recommend that eSpeed’s stockholders vote in favor of the Merger.

The Merger, which was recommended by eSpeed’s Special Committee and unanimously approved by eSpeed’s Board of Directors, is subject to eSpeed stockholder approval, FSA, NASD and other regulatory approvals, and customary closing conditions, and is expected to close in the fourth quarter of 2007 or early in the first quarter of 2008.

Advisers

Deutsche Bank Securities and Cantor Fitzgerald & Co. advised BGC and Cantor in relation to this transaction, and Wachtell, Lipton, Rosen & Katz and Morgan, Lewis & Bockius LLP acted as their principal legal advisers. The Special Committee of eSpeed’s Board of Directors was advised by Sandler O’Neill + Partners, L.P., and by the law firm of Debevoise & Plimpton LLP.

Conference Call and Webcast Information

A conference call and Webcast will be held at 8:30 a.m. Eastern Time, Wednesday, May 30, 2007 to discuss the Merger and the combined company. To access the conference call, please dial 800-320-2978, domestic and 617-614-4923, international; the participant passcode is 89540660.

A replay of the call will be available from May 30, 2007 at 10:30 a.m. until midnight, June 6, 2007. The dial-in number is 888-286-8010, domestic and 617-801-6888; the participant passcode is 96031535.

A live Webcast of the conference call, including audio and PowerPoint visual presentations, will be available at the “investor information” section of www.espeed.com.

For additional information about the Merger Agreement and the transactions contemplated thereby, see eSpeed’s (“the Company”) Current Report on Form 8-K and exhibits thereto filed by eSpeed with the Securities and Exchange Commission on May 30, 2007.

Important Information

In connection with the proposed Merger, the Company intends to file a proxy statement and related materials with the U.S. Securities and Exchange Commission (the “SEC”) for the meeting of stockholders to vote on the proposed Merger. BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION, HOLDERS OF THE COMPANY’S COMMON STOCK ARE URGED TO READ THEM CAREFULLY, IF AND WHEN THEY BECOME AVAILABLE. When filed with the SEC, the proxy statement and related materials will be available for free (along with any other documents and reports filed by the Company with the SEC) at the SEC’s website, www.sec.gov, and at the Company’s website, www.espeed.com.

Participant Information

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed Merger.

Certain information regarding the participants and their interests in the solicitation are set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, which was filed with the SEC on March 15, 2007, and will be set forth in the proxy statement for the Company’s meeting of stockholders to vote on the proposed Merger. Stockholders may obtain additional information regarding the proposed Merger by reading the proxy statement and the related materials relating to the proposed Merger, if and when they become available.

About eSpeed and BGC

eSpeed, Inc. (NASDAQ: ESPD) is a leader in developing and deploying electronic marketplaces and related trading technology that offers traders access to the most liquid, efficient and neutral financial markets in the world. eSpeed operates multiple buyer, multiple seller real-time electronic marketplaces for the global capital markets, including the world’s largest government bond markets and other fixed income and foreign exchange marketplaces. eSpeed’s suite of marketplace tools provides end-to-end transaction solutions for the purchase and sale of financial products over eSpeed’s global private network or via the Internet. eSpeed’s neutral platform, reliable network, straight-through processing and superior products make it a trusted source for electronic trading at the world’s largest fixed income and foreign exchange trading firms and major exchanges.

For more information, please visit www.espeed.com.

BGC is a leading inter-dealer broker, providing integrated voice and electronic execution and other brokerage services to banks, brokerage houses and investment banks for a broad range of global financial products, including fixed income securities, foreign exchange, equity derivatives, credit derivatives, futures, structured products and other instruments, as well as market data products for selected financial instruments. Named after fixed income trading innovator B. Gerald Cantor, BGC has offices in the U.S., U.K. and France as well as Geneva, Copenhagen, Nyon, Milan, Mexico City, Beijing (representative office), Tokyo, Hong Kong, Singapore, Melbourne, Sydney, Toronto, South Korea and Turkey.

To learn more, please visit www.bgcpartners.com.

Discussion of Forward-Looking Statements

The information in this release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based upon current expectations that involve risks and uncertainties. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. For example, words such as “may,” “will,” “should,” “estimates,” “predicts,” “potential,” “continue,” “strategy,” “believes,” “anticipates,” “plans,” “expects,” “intends” and similar expressions are intended to identify forward-looking statements.

The actual results of eSpeed, BGC or the combined company (“we”, “our” or the “combined company”) and the outcome and timing of certain events may differ significantly from the expectations discussed in the forward-looking statements. Factors that might cause or contribute to such a discrepancy for eSpeed, BGC and/or the combined company include, but are not limited to, the combined company’s relationship with Cantor and its affiliates and any related conflicts of interests, competition for and retention of brokers and other managers and key employees, pricing and commissions and market position with respect to any of our products, and that of the combined company’s respective competitors, the effect of industry concentration and consolidation, and market conditions, including trading volume and volatility, as well as economic or geopolitical conditions or uncertainties. Results may also be impacted by the extensive regulation of our respective businesses and risks relating to compliance matters, as well as factors related to specific transactions or series of transactions, including credit, performance and unmatched principal risk as well as counterparty failure. Factors may also include the costs and expenses of developing, maintaining and protecting intellectual property, including judgments or settlements paid or received in connection with intellectual property or employment or other litigation and their related costs, and certain financial risks, including the possibility of future losses and negative cash flow from operations, risks of obtaining financing and risks of the resulting leverage, as well as interest and currency rate fluctuations. Discrepancies may also result from such factors as the ability to enter new markets or develop new products, trading desks, marketplaces or services and to induce customers to use these products, trading desks, marketplaces or services, to secure and maintain market share, to enter into marketing and strategic alliances, and other transactions, including acquisitions, dispositions, reorganizations, partnering opportunities, and joint ventures, and the integration of any completed transactions, to hire new personnel, to expand the use of technology for screen-assisted, voice-assisted and fully electronic trading and to effectively manage any growth that may be achieved. Results are also subject to risks relating to the proposed Merger, separation of the BGC businesses and the relationship between the various entities, financial reporting, accounting and internal control factors, including identification of any material weaknesses in our internal controls, our ability to prepare historical and pro forma financial statements and reports in a timely manner, and other factors, including those that are discussed under “Risk Factors” in each of eSpeed’s Annual Report on Form 10-K for the year ended December 31, 2006 filed with the SEC on March 15, 2007 and BGC’s Registration Statement on Form S-1 filed with the SEC on February 8, 2007 (Registration No. 333-140531) to the extent applicable.

We believe that all forward-looking statements are based upon reasonable assumptions when made. However, we caution that it is impossible to predict actual results or outcomes or the effects of risks, uncertainties or other factors on anticipated results or outcomes and that accordingly you should not place undue reliance on these statements. Forward-looking statements speak only as of the date when made and we undertake no obligation to update these statements in light of subsequent events or developments.

Contacts:
Media (US):	Media (UK):
Robert Hubbell	Adrian Thomas
212-294-7820	44-207-894-8647

Rhubbell@BGCPartners.com	AThomas@BGCPartners.com

Steve Frankel/Ed Trissel
Joele Frank, Wilkinson Brimmer Katcher
212-355-4449
sfrankel@joelefrank.com
etrissel@joelefrank.com

Investors:
Jason McGruder
BGC/eSpeed
212-829-4988
jmcgruder@espeed.com	###

8